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EXHIBIT 10.22

            [Confidential treatment has been granted or requested with respect to portions of this exhibit, and such portions have been replaced with "**". Such confidential portions have been deleted and separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.]


BRODERBUND/MODACAD
AMENDMENT TO AGREEMENT OF MARCH 15, 1996


This Amendment (the "Amendment") is dated as of October 11, 1996 between Broderbund Software, Inc. ("Publisher") and ModaCAD ("Author").

The parties hereto are parties to a Software Development and Publishing Agreement dated March 15, 1996 (the "Agreement") relating to software products tentatively entitled The Home Decorator Series. All terms used but not defined herein have the meanings set forth in the Agreement. The parties wish to modify the Agreement as set forth herein.

1. **. Section 4.03 of the Agreement shall be revised as follows:

Publisher shall pay Author a ** of ** as an advance against royalties payable on sales of the Works, Derivative Works, Conversions, Derivative On-Line Programs and Foreign Language Adaptations **. ** shall be paid to Author in two installments of **. The first installment ** shall be **. Notwithstanding the above, Publisher and Author acknowledge and agree that **. Publisher agrees to pay the second installment **.

2. PARTIAL **. In order to provide Author with ** after the initial commercial shipment of the Work, Publisher shall ** under Section 4.01 of the Agreement during recoupment of the Guarantee advanced to Author hereunder.

3. SHIPMENT OF THE WORK. Publisher agrees that the initial commercial shipment of the Work shall occur no later than three (3) months after sign-out of the Work from quality assurance.



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4. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.  All other terms and conditions of the Agreement, excepting those modified hereto, shall remain in full force and effect.

AGREED AND ACCEPTED:

PUBLISHER
BRODERBUND SOFTWARE, INC.


By:  /s/ John Baker
  ---------------------
         John Baker
         Publisher

AUTHOR
ModaCAD


By:   /s/ Maurizio Vecchione
   ----------------------------
          Maurizio Vecchione
          Author